HC2 Holdings Reports First Quarter 2016 Results
New York, May 9, 2016 (GlobeNewswire) - HC2 Holdings, Inc. (“HC2”) (NYSE MKT: HCHC), a diversified holding company that focuses on acquiring and operating businesses that it considers to be under or fairly valued and growing its acquired businesses, today announced its consolidated results for the first quarter 2016, which ended on March 31, 2016.
“The first quarter marked a solid start to the year,” said Philip Falcone, HC2’s Chairman, President and Chief Executive Officer. “Our results highlight the unique value HC2 brings to the market given our diverse holdings across a number of uncorrelated industries. Going forward, we remain committed to being a permanent capital vehicle and pursuing cash flow positive, and select early stage businesses to enhance long-term shareholder value.”
First Quarter Financial Highlights:

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Net Revenue: Consolidated total net revenues were $331.7 million for the first quarter 2016, an increase of $129.9 million, or 64.4%, as compared to the first quarter of 2015, primarily driven by growth in the telecom segment, as well as the contribution from the newly acquired Continental Insurance business.

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Operating Income / (Loss): HC2 reported a loss of $19.7 million from operations for the first quarter 2016 compared to operating income of $0.1 million for the year-ago quarter. The year-over-year decline was primarily driven by non-cash charges, including mark-to-market charges in the insurance segment's investment portfolio, as well as a one-time charge in the Marine Services segment related to delays associated with one telecommunications installation project.

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Net Income / (Loss): HC2 reported a net loss attributable to common and participating preferred stockholders of $31.5 million or $0.89 per fully diluted share for the first quarter 2016, versus a loss of $6.3 million or $0.26 per fully diluted share for the year ago quarter.

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Adjusted EBITDA: Adjusted EBITDA for “Core Operating Subsidiaries”, consisting of HC2's Manufacturing, Marine Services, Utilities and Telecommunications segments, was a combined $12.7 million for the quarter, or $18.2 million excluding the one-time charge in Marine Services, versus $14.1 million for the year-ago quarter.

Core Operating Subsidiary results benefited from EBITDA growth in the Manufacturing segment due largely to margin expansion, growth in scale and customer relationships in the Telecommunications segment, and an increase in volume of Gasoline Gallon Equivalents (GGE’s) delivered in the Utilities segment, offset by a decrease in Marine Services.
Total Adjusted EBITDA (excluding the Insurance segment) for the first quarter, which includes results from Core Operating Subsidiaries, Early-Stage, Other and Non-Operating Corporate segments, was $0.3 million, compared to $5.9 million from the year-ago quarter.

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Balance sheet: As of March, 31, 2016, HC2 had consolidated cash, cash equivalents and investments of $1.5 billion, which includes cash associated with HC2's Insurance segment acquisitions that closed during the fourth quarter 2015. At the corporate level, HC2 had $40.9 million in cash, cash equivalents and short-term investments at the end of the first quarter.

Additional First Quarter Highlights and Recent Developments

•	Manufacturing - Backlog in HC2’s Manufacturing segment (Schuff) was $415.0 million at the end of the first quarter, up nearly 10% from the prior quarter and up 36% compared to the prior year quarter.

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Marine Services - During the first quarter, Global Marine was awarded an extension of the North America Maintenance Zone (NAZ) submarine cable maintenance contract through 2024. In addition, two new installation contracts were signed in first quarter with scheduled delivery in the second half of 2016. Joint Ventures with HMN (Huawei Marine Networks) and SBSS (China Telecom) continued to be valuable components of the Global Marine business.

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Utilities - During the first quarter, ANG delivered 800,000 Gasoline Gallon Equivalents (GGE’s), versus 659,000 GGE’s in the previous quarter and 358,000 in year-ago quarter. ANG owns and/or operates 11 natural gas fueling stations with three additional facilities under construction and scheduled for commission mid-2016, and is currently under contract to acquire two new stations.

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Telecommunications - The first quarter 2016 marked the fourth consecutive quarter of profitability for PTGI-ICS with first quarter revenues up $103 million or 221% from the prior-year quarter due to growth in wholesale traffic volumes.

•	Insurance - Approximately $80.0 million of statutory surplus and $2.0 billion in total GAAP assets as of March 31, 2016.

Strengthened Executive Management Team - Appointed Paul L. Robinson as the Company’s Chief Legal Officer and Corporate Secretary and Andrew G. Backman as Managing Director - Investor Relations and Public Relations, both reporting directly to Philip Falcone, HC2’s Chairman, President and Chief Executive Officer.

Mr. Falcone concluded, “HC2 is a unique Company, with a very promising long-term value proposition. We continue to actively manage our diverse portfolio of companies to drive positive cash flow at our existing subsidiaries and identify and acquire additional undervalued companies, all with the objective of increasing long-term shareholder value.”

Non-GAAP Financial Measures
In this release, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA and Total Adjusted EBITDA (excluding the Insurance segment). Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP.
Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of asset impairment expense; gain (loss) on sale or disposal of assets; lease termination costs; interest expense; loss on early extinguishment or restructuring of debt; other income (expense), net; foreign currency transaction gain (loss); income tax (benefit) expense; gain (loss) from discontinued operations; non-controlling interest; share-based compensation expense; acquisition related and other non-recurring costs and depreciation and amortization. A reconciliation of Adjusted EBITDA to net income, the most comparable measure calculated in accordance with GAAP is included in the financial tables at the end of this release.

Conference Call
HC2 Holdings, Inc. will host a live conference call to discuss its first quarter 2016 financial results and operations today, Monday, May 9, 2016 at 4:30 p.m. ET. Dial-in instructions for the conference call and the replay are as follows:
Live Call
Dial-In (Toll Free): 1-866-395-3893
International Dial-In: 1-678-509-7540
Participant Entry Number: 5431300
Alternatively, a live webcast of the conference call can be accessed by interested parties through the Investor Relations section of the HC2 Website, www.HC2.com.

Conference Replay*
Domestic Dial-In (Toll Free): 1-855-859-2056
International Dial-In: 1-404-537-3406
Conference Number: 5431300
*Available approximately one hour after the end of the conference call through May, 31, 2016.

Cautionary Statement Regarding Forward-Looking Statements
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this press release include without limitation statements regarding our expectation regarding building shareholder value.  Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.
You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
For information on HC2 Holdings, Inc., please contact:
Andrew G. Backman
Managing Director - Investor Relations & Public Relations
abackman@hc2.com
212-339-5836

HC2 HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015
Services revenue	$182,109	$73,718
Sales revenue	120,497	128,090
Life, accident and health earned premiums, net	19,934	—
Net investment income	14,079	—
Realized losses on investments	(4,875)	—
Net revenue	331,744	201,808
Operating expenses
Cost of revenue - services	174,873	61,920
Cost of revenue - sales	99,677	110,536
Policy benefits, changes in reserves, and commissions	34,139	—
Selling, general and administrative	36,302	23,512
Depreciation and amortization	5,597	5,255
Loss on sale or disposal of assets	887	473
Total operating expenses	351,475	201,696
Income (loss) from operations	(19,731)	112
Interest expense	(10,326)	(8,700)
Other income (expense), net	110	(227)
Loss from equity investees	(3,934)	(2,688)
Loss from continuing operations before income taxes	(33,881)	(11,503)
Income tax benefit	2,539	6,014
Loss from continuing operations	(31,342)	(5,489)
Loss from discontinued operations	—	(9)
Net loss	(31,342)	(5,498)
Less: Net income attributable to noncontrolling interest and redeemable noncontrolling interest	880	261
Net loss attributable to HC2 Holdings, Inc.	(30,462)	(5,237)
Less: Preferred stock dividends and accretion	1,069	1,088
Net loss attributable to common stock and participating preferred stockholders	$(31,531)	$(6,325)
Basic loss per common share:
Loss from continuing operations	$(0.89)	$(0.26)
Loss from discontinued operations	—	—
Net loss attributable to common stock and participating preferred stockholders	$(0.89)	$(0.26)
Diluted loss per common share:
Loss from continuing operations	$(0.89)	$(0.26)
Loss from discontinued operations	—	—
Net loss attributable to common stock and participating preferred stockholders	$(0.89)	$(0.26)
Weighted average common shares outstanding:
Basic	35,262	24,146
Diluted	35,262	24,146

HC2 HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands)

	March 31, 2016	December 31, 2015
Assets
Investments:
Fixed maturity securities, available-for-sale at fair value	$1,278,031	$1,231,841
Equity securities, available-for-sale at fair value	47,557	49,682
Mortgage loans	1,145	1,252
Policy loans	18,360	18,476
Other invested assets	46,009	53,119
Total investments	1,391,102	1,354,370
Cash and cash equivalents	137,700	158,624
Restricted cash	589	538
Accounts receivable (net of allowance for doubtful accounts of $1,621 and $794 at March 31, 2016 and December 31, 2015, respectively)	192,607	210,853
Costs and recognized earnings in excess of billings on uncompleted contracts	33,143	39,310
Inventory	10,636	12,120
Recoverable from reinsurers	526,251	522,562
Accrued investment income	16,420	15,300
Deferred tax asset	44,245	52,511
Property, plant and equipment, net	241,848	214,466
Goodwill	83,766	61,178
Intangibles	37,539	29,409
Other assets	44,142	65,206
Assets held for sale	4,976	6,065
Total assets	$2,764,964	$2,742,512
Liabilities, temporary equity and stockholders’ equity
Life, accident and health reserves	$1,614,244	$1,593,330
Annuity reserves	258,644	259,460
Value of business acquired	51,130	50,761
Accounts payable and other current liabilities	193,137	225,389
Billings in excess of costs and recognized earnings on uncompleted contracts	24,643	21,201
Deferred tax liability	18,249	4,281
Long-term obligations	394,242	371,876
Pension liability	22,982	25,156
Other liabilities	16,986	17,793
Total liabilities	2,594,257	2,569,247
Commitments and contingencies
Temporary equity:
Preferred stock, $.001 par value - 20,000,000 shares authorized; Series A - 29,172 shares issued and outstanding at March 31, 2016 and December 31, 2015; Series A-1 - 10,000 shares issued and outstanding at March 31, 2016 and December 31, 2015; Series A-2 - 14,000 shares issued and outstanding at March 31, 2016 and December 31, 2015	52,674	52,619
Redeemable noncontrolling interest	3,090	3,122
Total temporary equity	55,764	55,741
Stockholders’ equity:
Common stock, $.001 par value - 80,000,000 shares authorized; 35,346,536 and 35,281,375 shares issued and 35,314,910 and 35,249,749 shares outstanding at March 31, 2016 and December 31, 2015, respectively	35	35
Additional paid-in capital	211,713	209,477
Accumulated deficit	(110,191)	(79,729)
Treasury stock, at cost	(378)	(378)
Accumulated other comprehensive loss	(14,935)	(35,375)
Total HC2 Holdings, Inc. stockholders’ equity before noncontrolling interest	86,244	94,030
Noncontrolling interest	28,699	23,494
Total stockholders’ equity	114,943	117,524
Total liabilities, temporary equity and stockholders’ equity	$2,764,964	$2,742,512

HC2 HOLDINGS, INC.
ADJUSTED EBITDA
(in thousands)

	Three Months Ended March 31, 2016
	Core Operating					Early-Stage and Other		Non-operating Corporate	HC2 Holdings, Inc. (Excluding Insurance)	Core Financial Services Subsidiaries (Insurance)	HC2 Holdings, Inc.
	Manufacturing	Marine Services	Telecommunications	Utilities	Total Core Operating	Life Sciences	Other
Net income (loss)	$4,384	$(5,918)	$1,202	$(27)	$(359)	$1,298	$(5,714)	$(13,409)	$(18,184)	$(12,278)	$(30,462)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:
Depreciation and amortization	529	4,797	106	429	5,861	19	336	—	6,216
Depreciation and amortization (included in cost of revenue)	1,933	—	—	—	1,933	—	—	—	1,933
(Gain) loss on sale or disposal of assets	904	(17)	—	—	887	—	—	—	887
Interest expense	310	1,070	—	9	1,389	—	—	8,937	10,326
Other (income) expense, net	(44)	612	(1,025)	(31)	(488)	(3,221)	1,224	(1,611)	(4,096)
Foreign currency (gain) loss (included in cost of revenue)	—	(147)	—	—	(147)	—	—	—	(147)
Income tax (benefit) expense	3,445	(640)	—	—	2,805	—	(1)	(4,226)	(1,422)
Noncontrolling interest	61	(155)	—	(22)	(116)	(720)	(44)	—	(880)
Share-based payment expense	—	609	—	14	623	22	160	2,386	3,191
Acquisition related and other non-recurring costs	—	266	—	27	293	—	1	2,201	2,495
Adjusted EBITDA	$11,522	$477	$283	$399	$12,681	$(2,602)	$(4,038)	$(5,722)	$319

	Three Months Ended March 31, 2015
	Core Operating					Early-Stage and Other		Non-operating Corporate	HC2 Holdings, Inc. (excluding Insurance)	Core Financial Services Subsidiaries (Insurance)	HC2 Holdings, Inc.
	Manufacturing	Marine Services	Telecommunications	Utilities	Total Core Operating	Life Sciences	Other
Net income (loss)	$3,188	$1,209	$(524)	$(113)	$3,760	$(1,072)	$6,475	$(14,400)	$(5,237)	$—	$(5,237)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:
Depreciation and amortization	478	4,278	98	398	5,252	1	2	—	5,255
Depreciation and amortization (included in cost of revenue)	1,875	—	—	—	1,875	—	—	—	1,875
(Gain) loss on sale or disposal of assets	423	—	50	—	473	—	—	—	473
Interest expense	344	996	—	11	1,351	—	—	7,349	8,700
Other (income) expense, net	(17)	446	317	(6)	740	—	(162)	(351)	227
Foreign currency (gain) loss (included in cost of revenue)	—	(1,823)	—	—	(1,823)	—	—	—	(1,823)
Income tax (benefit) expense	2,569	(120)	—	—	2,449	9	(8,418)	(54)	(6,014)
Loss from discontinued operations	9	—	—	—	9	—	—	—	9
Noncontrolling interest	85	49	—	(108)	26	(288)	1	—	(261)
Share-based payment expense	—	—	—	1	1	—	1	2,692	2,694
Adjusted EBITDA	$8,954	$5,035	$(59)	$183	$14,113	$(1,350)	$(2,101)	$(4,764)	$5,898